SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  April 7, 2003
                                  -------------
                        (Date of earliest event reported)


                           Farmers & Merchants Bancorp
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


              1.000 - 26099                    94-3327828
              -------------                    ----------
        (Commission File Number)    (IRS Employer Identification No.)


                111 West Pine Street, Lodi, California 95240-2184
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (209) 367-2412
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
          (Former name or former address, if changes since last report)


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Item 5.  Other Events

     Attached as Exhibit 99.1 - Press release dated April 7, 2003, announcing the Company's 5% common stock dividend payable May 14, 2003 to shareholders of record as of April 15, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FARMERS & MERCHANTS BANCORP


                                          By


                                          /s/ Stephen W. Haley

                                          Stephen W. Haley
                                          Executive Vice President
                                          & Chief Financial Officer


Date:  April 8, 2003